EXHIBIT 10.5






     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF ANY JURISDICTION BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING IN WHICH THE SECURITIES WERE OFFERED. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAW, IF SUCH REGISTRATION IS REQUIRED.


                                OPTION AGREEMENT


     THIS OPTION AGREEMENT, effective as of the ____ day of ____________, 1999, by and between Simione Central Holdings, Inc., a Delaware corporation (the "Company"), and Mestek, Inc., a Pennsylvania corporation (the "Optionee").

                                   WITNESSETH:

     WHEREAS, the Company has entered into an Agreement and Plan of Merger by and among the Company, Optionee and a wholly-owned subsidiary of Optionee (the "Merger Agreement").

     WHEREAS, in connection with the Merger Agreement the Company has sold to Optionee, and Optionee has purchased from the Company, certain securities of the Company as more particularly described in the Merger Agreement.

     WHEREAS,  pursuant to and in  accordance  with the terms and  conditions of
Section 3.3 of the Merger Agreement, the Company and Optionee desire to enter into this Agreement with respect to an option on certain shares of common stock of the Company (the "Common Stock") in order to set forth the terms and conditions upon which such option shall be granted by the Company and exercised by Optionee.

     NOW, THEREFORE, in consideration of the mutual benefits to each party, it is agreed as follows:

     1. GRANT OF OPTION. Subject to the terms and conditions set forth herein, Optionee shall have the right to purchase a number of shares of Common Stock equal to 0.8518518 (the "Ratio") multiplied by the number of "Scheduled Option/Warrant Shares" (as defined below); such shares hereinafter are referred to as the "Option Shares," and this option hereinafter is referred to as the "Option". "Scheduled Option/Warrant Shares" means those shares of Common Stock which may be, subject to various agreements evidencing "Scheduled Options/Warrants" (as defined below), purchased by "Scheduled Option/Warrant Holders" (as defined below), as set forth in Schedule A. The aggregate number of Scheduled Option/Warrant Shares shall be equal to the aggregate number of shares subject to Scheduled Option/Warrants. "Scheduled Option/Warrants" shall mean those options and warrants set forth on Schedule A which have been, on or before the date hereof, granted to Scheduled Option/Warrant Holders. "Scheduled Option/Warrant Holder(s)" shall mean those individuals who have been granted Scheduled Option/Warrants on or before the date hereof. The Company represents and warrants that Schedule A sets forth all outstanding options and warrants of the Company as of the date hereof. Notwithstanding anything in this Agreement to the contrary, Scheduled Option/Warrant Shares shall also be deemed to include any shares of Common Stock issuable as of the date hereof in connection with any outstanding rights to receive shares of Common Stock from or relating to the Company's 1997 reverse stock split.

     2. EXERCISE OF OPTION.

          (A) VESTING OF OPTION CONTINGENT UPON EXERCISE OF SCHEDULED OPTIONS/WARRANTS AND PURCHASE OF SCHEDULED OPTION/WARRANT SHARES. Immediately upon the exercise after the date hereof of any Scheduled Option/Warrants and purchase of Scheduled Option/Warrant Shares by a Scheduled Option/Warrant Holder (a "Vesting Event"), the Option shall become exercisable with respect to the number of Option Shares equal to the Ratio multiplied by the number of Scheduled Option/Warrant Shares purchased by such Scheduled Option/Warrant Holder (the "Vesting Event Number") at the same price per share as such Scheduled Option/Warrant Shares were purchased (the "Vesting Event Price"). Prior to the occurrence of a Vesting Event, no portion of the Option shall be exercisable by Optionee, and Option Shares shall become subject to purchase under the terms and provisions of the Option only to the extent that Vesting Events occur as set forth in the
     preceding   sentence.

          (B) NOTIFICATION OF EXERCISE OF SCHEDULED OPTIONS/WARRANTS. Each time any Vesting Event occurs, the Company shall promptly, and in no event later than ten (10) days following such Vesting Event, notify Optionee of the Vesting Event Number and the Vesting Event Price with respect to such Vesting Event, and the date on which such Vesting Event occurred.

          (C) METHOD OF EXERCISE AND PAYMENT. When Option Shares become subject to purchase upon the occurrence of a Vesting Event, the Option Shares which Optionee desires to purchase may be exercised by Optionee's delivery to the Secretary of the Company of one or more Notices of Exercise, in the form of Schedule B, each accompanied by payment in full of the "Option Price" (as defined below). Such delivery must be made within one hundred eighty (180) days of the date on which Optionee received notice of the Vesting Event from the Company. The "Option Price" shall be an amount equal to the number of Option Shares purchased multiplied by the Vesting Event Price, and shall be paid by cashier's check payable to the Company or by wire transfer of immediately available funds to an account designated from time to time by the Company for such purpose.

     3. TERMINATION OF OPTION AND OPTION RIGHTS. The Option shall not be exercisable either in whole or in part 180 days after the date on which Optionee receives notice from the Company that all Scheduled Options/Warrants have either expired and are no longer exercisable, or have been fully exercised. Furthermore, portions of the Option shall terminate (and Option Shares shall no longer be subject to purchase by Optionee) as follows:

          (A) PARTIAL TERMINATION UPON FAILURE TO EXERCISE. Upon the occurrence of a Vesting Event, any Option Shares which become subject to purchase by Optionee in accordance with the provisions of Section 2 above and which Optionee fails to purchase within 180 days of the date of receipt of notice by Optionee of such Vesting Event, shall cease to be subject to purchase under the Option, and such portion of the Option shall no longer be exercisable.

          (B) PARTIAL TERMINATION UPON TERMINATION OF UNDERLYING SCHEDULED OPTION/WARRANTS. To the extent that any Scheduled Option/Warrant Shares are no longer subject to purchase by a Scheduled Option/Warrant Holder due to the expiration or termination of all or a portion of a Scheduled Option/Warrant, or for any other reason, any Option Shares which could have become subject to purchase by Optionee in accordance with the provisions of
     Section 2 above with respect to a Vesting Event involving such Scheduled Option/Warrant Shares shall cease to be subject to purchase under the Option, and such portion of the Option shall no longer be exercisable.

     4. NOTIFICATION OF CHANGE IN CONTROL TRANSACTION. In the event the Company proposes or becomes aware of a "Change in Control Transaction," the Company shall promptly, and in no event later than ten (10) days following the proposal of such Change in Control Transaction, notify the Optionee of such Change in Control Transaction. "Change in Control Transaction" shall mean any transaction wherein the Company (i) consolidates with or merges into any other corporation and is not the continuing or surviving corporation of such consolidation or merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock.

     5. REGISTRATION RIGHTS. The Option Shares shall be subject to, and shall deemed to be "Registrable Shares" within the meaning of, Section 4.1 of the Merger Agreement relating to registration rights.

     6. RESERVATION OF SHARES; VALIDITY OF ISSUANCE. The Company covenants and agrees that it shall reserve for issuance upon the exercise of this Option and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock for which this Option shall from time to time be exercisable. The Company represents and warrants that all shares issued upon the exercise of this Option will, upon issuance, be fully paid and nonassessable and be free from all liens and charges in respect of their issuance, with all taxes payable by the Company with respect to such issuance fully paid by the Company.


     7. ADJUSTMENTS FOR STOCK SPLITS AND COMBINATIONS. If presently outstanding shares of Common Stock shall be subdivided into a greater number of shares, or a dividend in Common Stock or other securities of the Company convertible or exchangeable into shares of Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed), shall be paid in respect to the Common Stock (but in all cases excluding any such events if material value is paid to the Company in connection therewith), (a) the number of shares of Common Stock which may be acquired by the Optionee upon the exercise of this Option shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased, and (b) the Option Price shall be adjusted, to the same extent and in the same manner that the number of shares subject to, and the exercise price of, the Scheduled Options/Warrants are increased or adjusted, as the case may be. Conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock which may be acquired by the Optionee upon the exercise of this Option shall, simultaneously with the effectiveness of such combination, be proportionately reduced, and the Option Price shall be adjusted in accordance herewith.

     8. AGREEMENT OF OPTIONEE. Optionee hereby agrees to hold all of the Option Shares acquired by Optionee pursuant to Optionee's exercise of this Option for investment purposes and not with a view to resale or distribution thereof to the public. Optionee hereby agrees to execute such documents as the Board of Directors of the Company may require with respect to state and federal securities laws and any restrictions on the resale of the Option Shares which may be applicable.

     9. NO IMPAIRMENT. The Company will not, by amendment of its Restated Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under this Option, but will at all times in good faith assist in the carrying out of all the provisions of this Option and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Optionee. The Company shall not amend, adjust or substitute any of the Scheduled Options/Warrants in a manner that would impair the rights of Optionee under this Option Agreement without the prior written consent of Optionee.

     10. NO VOTING RIGHTS. This Option shall not entitle Optionee to any voting rights or other rights as a stockholder of the Company, and no dividend or interest shall be payable or accrue in respect of this Option or the interest represented by or the shares purchasable under this Option until and unless, and except to the extent that, this Option shall be exercised.

     11. STOCK CERTIFICATES. The issuance of stock certificates upon the exercise of this Option shall be made without charge to Optionee for any tax (other than (i) income taxes and (ii) transfer taxes resulting from issuance of stock certificates to a person other than Optionee) in respect of the issue of such stock. Optionee shall for all purposes be deemed to have become the holder of record of the shares issued upon exercise of this Option on the date both the Option Price and the Notice of Exercise are delivered to the Company, irrespective of the date of delivery of the certificate for such shares, except that, if the date the Notice of Exercise and the Option Price are delivered to the Company is a date the Company is closed for business, Optionee shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the Company is open for business. Such certificates evidencing the shares of Common Stock issued pursuant to the exercise of this Option shall bear restrictive legends similar to those at the head of this Agreement and any other legend required pursuant to any federal, state, local or foreign law governing the Common Stock.

     12. MISCELLANEOUS.

          (a) Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally or sent by registered or certified mail (including by overnight courier or express mail service), postage or fees prepaid, if to the Company to:

                                    Simione Central Holdings, Inc.
                                    6600 Powers Ferry Road, Suite 300
                                    Atlanta, Georgia 30339
                                    Attention:  General Counsel

                        with a copy to:

                                    Arnall Golden & Gregory, LLP
                                    2800 One Atlantic Center
                                    1201 West Peachtree Street
                                    Atlanta, Georgia 30309-3450
                                    Attention:  Sherman A. Cohen, Esq.

                        if to Optionee to:

                                    Mestek, Inc.
                                    260 North Elm Street
                                    Westfield, Massachusetts 01085
                                    Attention:  Stephen M. Shea, CFO

                        with a copy to:

                                    Baker & McKenzie
                                    815 Connecticut Avenue, N.W.
                                    Washington, D.C.  20006-4078
                                    Attention:  Marc R. Paul, Esq.

     or at such other address for a party as shall be specified by like notice. Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or the office of such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is so placed in the mail or, if earlier, the time of actual receipt.

          (b) This Agreement is being made in, and shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to, the principles of conflicts of law thereof.

          (c) This Agreement together with the other "Transaction Documents" (as defined in the Merger Agreement), constitute the sole understanding of the parties with respect to the subject matter hereof.

          (d) The headings of the Sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

          (e) This Agreement may be executed in multiple counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

          (f) This Agreement shall not be assigned by either party without the prior written consent of the other party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date indicated on the first page hereof.

                                         COMPANY:

                                         SIMIONE CENTRAL HOLDINGS, INC.


                                         By: _________________________________
                                         Name: _______________________________
                                               Chairman, CEO and President

                                         OPTIONEE:

                                         MESTEK, INC.


                                         By: _________________________________
                                         Name: _______________________________
                                               Chairman, CEO and President